EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sapient Corporation (the “Corporation”) on Form 10-Q for the fiscal quarter ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan J. Herrick, as Co-Chairman of the Board and the Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Alan J. Herrick
Alan J. Herrick
Co-Chairman of the Board of Directors, President and Chief Executive Officer
Dated: August 6, 2014